UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) May 3, 2005 (April 29, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Vehicle Rental Program Asset-Backed Note Issuance

On April 29, 2005, our Cendant Rental Car Funding (AESOP) LLC subsidiary (“Issuer”) entered into a seasonal funding conduit facility (“Facility”) pursuant to which it issued its secured Series 2005-3 Variable Funding Rental Car Asset-Backed Notes (“Notes”) in an aggregate principal amount not to exceed $750,000,000 under the Series 2005-3 Supplement (“Indenture Supplement”), dated as of April 29, 2005, among the Issuer, Deutsche Bank AG, New York Branch, as administrative agent, certain commercial paper conduit purchasers, certain funding agents, certain APA banks, Cendant Car Rental Group, Inc., as administrator, and The Bank of New York, as trustee and Series 2005-3 Agent, to the Second Amended and Restated Base Indenture (“Indenture”), dated as of June 3, 2004, between the Issuer and The Bank of New York, as trustee. The Facility is available on a revolving basis. The Notes are secured under the Indenture primarily by vehicles, the majority of which are subject to manufacturer repurchase obligations, and other related assets. The Notes bear interest at variable rates. The commitment to lend under the Facility is expected to terminate on December 20, 2005, and the outstanding principal balance of the Notes is expected to be repaid in full on or prior to December 20, 2005. A copy of the Indenture Supplement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Certain of the purchasers that are parties to the Indenture Supplement, the administrative agent and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits
10.1

Series 2005-3 Supplement dated as of April 29, 2005 to Second Amended and Restated Base Indenture dated as of June 3, 2004 among Cendant Rental Car Funding (AESOP) LLC, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, Certain CP Conduit Purchasers, Certain Funding Agents, Certain APA Banks and The Bank of New York, as Trustee and Series 2005-3 Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: May 3, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 3, 2005 (April 29, 2005)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Series 2005-3 Supplement dated as of April 29, 2005 to Second Amended and Restated Base Indenture dated as of June 3, 2004 among Cendant Rental Car Funding (AESOP) LLC, as Issuer, Cendant Car Rental Group, Inc., as Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, Certain CP Conduit Purchasers, Certain Funding Agents, Certain APA Banks and The Bank of New York, as Trustee and Series 2005-3 Agent